LAW COMPANIES GROUP, INC. SUPPLEMENTAL EXECUTIVE

                                 RETIREMENT PLAN

                            LAW COMPANIES GROUP, INC

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


WHEREAS, it is in the best interest of Law Companies Group, Inc. (the "Company") to employ and retain competent loyal management personnel; and

WHEREAS, Bruce Coles requires a supplemental retirement benefit.

NOW THEREFORE, the Company hereby establishes the following Supplemental Retirement Plan effective August 1, 1996 ("Effective Date") which constitutes an unfunded nonqualified plan that benefits an employee who is within a select group of key management or highly compensated employees.

                                    ARTICLE I

                                   DEFINITIONS



1.1 Account. "Account" means with respect to the Participant or his Beneficiary, the total dollar amount or value evidenced by the last balance posted in accordance with the terms of the Plan, to the account record established for the Participant or his Beneficiary.


1.2 Beneficiary. "Beneficiary" means a person or entity designated by the Participant under the terms of this Plan to receive any amounts distributable under the Plan upon the death of the Participant.


1.3 Board of Directors. "Board of Directors" means the Board of Directors of Law Companies Group, Inc.

1.4      Code. "Code" means the Internal Revenue Code of 1986, as amended.


1.5      Company. "Company" means Law Companies Group, Inc.


1.6 Interest Rate. "Interest Rate" means for each Valuation Date, the rate of interest credited to the Participant's Account that is derived from the investment of Company Contributions made to the Trust.


1.7      Normal Retirement Age. "Normal Retirement Age" means age 65.


1.8 Participant. "Participant" means Bruce Coles, who is one of a select group of management and highly compensated employees.


1.9 Plan. "Plan" means the Law Companies Group, Inc. Supplemental Executive Retirement Plan set forth in this document, as amended from time to time.

1.10 Plan Administrator. "Plan Administrator" means the individual or group of individuals who shall act on behalf of the Company to administer the Plan.


1.11     Plan Year. "Plan Year" means the calendar year.


1.12 Trust. "Trust" means the "rabbi trust" entered into in conjunction with this Plan which is entitled Law Companies Group, Inc. Supplemental Executive Retirement Trust.


1.13 Valuation Date. "Valuation Date" means the last day of each calendar year or any other period as designated by the Plan Administrator.




                                   ARTICLE II

                               PARTICIPANT ACCOUNT



2.1      Participant's Account.


(a) Establishment of Account. The Plan Administrator shall establish and maintain an Account on behalf of the Participant. The Account shall be credited with (i) Contributions made by the Company in accordance with Schedule A, attached hereto and made a part hereof, until the earlier of the date the Participant attains Normal Retirement Age or terminates employment with the Company and (ii) earnings attributable to the Account. The Account shall be maintained until the total value thereof has been distributed to or on behalf of the Participant or his Beneficiary. If the Participant terminates during a Plan Year, a pro rata portion of the contribution will be made for that year. For example, if the Participant terminates employment on July 31, 2002, he shall receive a contribution of 7/12 of $65,437 for the year 2002.



(b) Nature of Contributions and Accounts. The Contributions and earnings credited to the Participant's Account shall be represented solely by bookkeeping entries. All payments to a Participant under the Plan shall be made from the general assets of the Company. Any assets which may be set aside in the Trust or otherwise acquired by the Company in anticipation of its obligations under the Plan shall be part of the general assets of the Company. The Company's obligation to pay benefits under the Plan constitutes a mere promise of the Company to pay such benefits, and a Participant or Beneficiary shall be and remain no more than an unsecured, general creditor of the Company.



(c) Crediting of Earnings. The Plan Administrator or its designee shall credit to the Participant's Account as of each Valuation Date the amount of earnings and/or losses applicable thereto for the period since the immediately preceding Valuation Date as follows:



(1)                        First,  the Interest Rate(s) for the period since the
                           immediately   preceding   Valuation   Date  shall  be
                           determined for each investment fund;

(2) Next, the amount of each Participant's Account as of the immediately preceding Valuation Date minus the amount of any distributions debited from the amount since the immediately preceding Valuation Date shall be determined; and



(3) The Interest Rate(s) for such Valuation Date shall be applied to the Participant's Account for such Valuation Date, and the total amount of earnings and/or losses resulting therefrom shall be credited to such Participant's Account as of the applicable Valuation Date.



2.2 Retirement. The Participant shall be entitled to receive the entire amount credited to his Account as of the date of distribution, on the first day of the month after the Participant attains Normal Retirement Age. Such amounts shall be paid in a single lump sum as soon as practical after the Participant becomes entitled to a distribution. However, at least one year prior to the Participant's attainment of Normal Retirement Age, the Participant may make an irrevocable election to receive his Account balance in installments. Installment payments shall be made in substantially equal annual installments (adjusted for interest income between payments); provided, in no event shall such payments be made over a period in excess of 15 years. The initial value of the obligation for the installment payments shall be equal to the amount of the Participant's Account balance calculated in accordance with the terms of the Section 2.1.



2.3 Death Benefit. If the Participant dies prior to his termination of employment, the Company shall pay the Participant's Account balance on his date of death, to the Participant's designated Beneficiary. If the Participant dies after payment of his benefit from the Plan has begun, but before his entire benefit has been distributed, the remaining amount of his Account balance shall be distributed to the Participant's designated Beneficiary. The Participant's designated Beneficiary will receive the benefit in one lump sum as soon as practicable following the Participant's death.



2.4 Termination of Employment. If the Participant terminates employment from the Company prior to Normal Retirement Age, the Participant shall be entitled to receive his benefit from this Plan on the first day of the month after he terminates in one lump sum.



2.5 Debiting of Distributions. As of each Valuation Date, the Plan Administrator shall debit the Participant's Account for any amount distributed from such Account since the immediately preceding Valuation Date.



2.6 Change in Control. In the case of a change in the ownership of the Company, a change in effective control of the Company or a change in ownership of a substantial portion of the assets of the Company (as defined-under Code Section 280G), the Participant's Account balance at the time of such change shall become immediately due and payable in one lump sum even if the Participant had previously elected installment payments in accordance with Section 2.2.



2.7 Beneficiary. If a Participant dies prior to receiving all amounts distributable under the Plan, the Beneficiary named by the Participant will receive the amounts due under the Plan. The Participant shall file with the Company a designation of one or more Beneficiaries to whom the benefit under the Plan will be payable if the Participant dies prior to receipt of his entire benefit. The designation will be effective upon receipt by the Company of a properly executed form. If there is no valid designation of Beneficiary on file with Company at the time of the Participant's death or if all of the Beneficiaries designated the Beneficiary designation have predeceased the Participant, the Beneficiary will be the Participant's spouse, if the spouse survives the Participant, or otherwise the Participants estate.



2.8 Vesting. The Participant's Account balance Under this Plan shall always be 100% vested.

2.9 Acceleration of Payment. If any federal or state income taxes become due and payable for amounts contributed under this Plan prior to the time such amounts become distributable to the Participant, the amounts upon which taxes are due shall become immediately payable to the Participant.

                                   ARTICLE III

                            EVENTS CAUSING FORFEITURE





Forfeiture For Cause. If the Participant is discharged by the Company for a conviction for fraud, embezzlement, theft or any felony in the course of his employment by the Company which damages the Company, the entire benefit accrued for the benefit of the Participant and/or his Beneficiaries under this Plan will be forfeited. The decision of the Board o Directors of the Company as to the cause of the former Participant's discharge and damage done to the Company will be final. No decision of the Company will affect finality of the discharge of the Participant by the Company in any manner. This provision shall not operate to waive or otherwise forego any other rights or benefits the Participant may have.

                                   ARTICLE IV

                                     CLAIMS



Claims Procedure. The Company shall make all determinations as to the right of the Participant to a benefit. If any application for payment of a benefit under the Plan shall be denied, the Company shall notify the claimant within ninety
(90) days of such denial setting forth the specific reason therefore and afford such claimant a reasonable opportunity for a full and fair review of the decision denying his claim. Notice of such denial shall set forth, in addition to the specific reasons for the denial, reference to pertinent provisions of the Plan, such information as may be relevant to denial of the claim, an explanation of the claims review procedure and advice that such claimant may request the opportunity to review pertinent Plan documents and submit a statement of issues and comments. Within sixty (60) days following advice of denial of his claim, upon request made by any claimant for a review of such denial, the Company shall take appropriate steps to review its decision in light of any further information or comments submitted by such claimant. The Company may, in its discretion, hold a hearing at which such claimant shall be entitled to present the basis of his claim for review and at which he may be represented by counsel. The Company shall render a decision within sixty (60) days after claimant's request for review (which may be extended to 120 days if circumstances so require) and shall advise claimant in writing of its decision on such review, specifying its reasons and identifying appropriate provisions of the Plan.

                                    ARTICLE V

                          AMENDMENT AND/OR TERMINATION



5.1 Amendment or Termination of the Plan. The Board of Directors may amend or terminate this Plan at any time by an instrument in writing with the consent of the Participant.



5.2 No Retroactive Effect on Awarded Benefits. No amendment will affect the rights of the Participant to the benefit provided under this Plan previously accrued by the Participant without his consent. However, the Board of Directors shall retain the right at any time to change in any manner the benefits provided in Article II but only as to amounts contributed after the date of the amendment.



5.3 Effect of Termination. If the Plan is terminated, no further contributions will be made to the Plan. The Participant's benefit as of the date of termination will be payable under the conditions, at the time and in the form then provided in the Plan.

                                   ARTICLE VI

                                     FUNDING



6.1 Corporate Obligation. The Company shall pay the benefits due the Participant under this Plan; however, should it fail to do so when a benefit is due, such benefit shall be paid by the Trustee of the Trust Agreement entered into contemporaneously with this Plan. In any event, if the Trust fails to pay for any reason, the Company still remains liable for the payment of all benefits provided by this Plan. The Company shall contribute to the Trust as designated in the Trust Agreement. All assets contributed shall be held in and administered according to the terms of the Trust Agreement, a copy of which is attached to this Plan and incorporated by reference for all purposes. However, in no event shall the rights of the Participant in the assets held by the Trust be greater than the rights of unsecured creditors of the Company in the case of bankruptcy or insolvency of the Company. Nothing contained in this Plan or that Trust Agreement constitutes a secured promise by the Company that the assets of the Company will be sufficient to pay any benefit to any person.



6.2 Participant Must Rely Only on General Credit of the Company. It is specifically recognized by both the Company and the Participant that this Plan is only a general corporate commitment and that the Participant must rely upon the general credit of the Company for the fulfillment of its obligations hereunder. Under all circumstances the rights of the Participant to any asset held by the Company will be no greater than the rights expressed in this Plan. Nothing contained in this Plan will constitute a guarantee by the Company that the assets of the Company will be sufficient to pay any benefits under this Plan or would place the Participant in a secured position ahead of general creditors of the Company. Though the Company may establish a Trust to accumulate assets to fulfill its obligations, the Plan and any such Trust will not create any lien, claim, encumbrance, right, title, or other interest of any kind whatsoever of any Participant in any asset held by the Company, contributed to any such trust or otherwise designated to be used for payment of any of its obligations created in this Plan. No policy or other specific asset of the Company has been or will be set aside, or will in any way be transferred to any trust or will be pledged in any way for the performance of the Company's obligations under this Plan which would remove the policy or asset from being subject to the general creditors of the Company.

                                   ARTICLE VII

                                  MISCELLANEOUS



7.1      Limitation of Rights. Nothing in this Plan will be construed



(a) to give a Participant any right with respect to any benefit except in accordance with the terms of this Plan;

(b) to limit in any way the right of the Company to terminate a Participant's employment with the Company at any time;

(c) to evidence any agreement or understanding, expressed or implied, that the Company will employ a Participant in any particular position or for any particular remuneration; or

(d) to give a Participant or any other person claiming through him any interest or right under this Plan other than that of any unsecured general creditor of the Company.

7.2 Distributions to Incompetents or Minors. Should a Participant become incompetent or should a Participant designate a Beneficiary who is a minor or incompetent, the Company is authorized to pay the funds due to the parent of the minor or to the guardian of the minor or incompetent or directly to the minor or to apply those funds for the benefit of the minor or incompetent in any manner the Committee determines in its sole discretion.



7.3 Nonalienation of Benefits. No right or benefit provided in this Plan will be transferable by the Participant except, upon his death, to a named Beneficiary as provided in this Plan. No right or benefit under this Plan will be subject to anticipation, alienation, sale, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge the same will be void. No right or benefit under this Plan will in any manner be liable for or subject to any debts, contracts, liabilities or torts of the person entitled to such benefits.



7.4 Responsibility for Distributions and Withholding of Taxes. The Company, will calculate the deductions from the amount of the benefit paid under the Plan for any taxes required to be withheld by federal, state or local government based on the Participant's instructions, and will cause them to be withheld.



7.5 Severability. If any term, provision, convenient or condition of the Plan is held to be invalid, void or otherwise unenforceable, the rest of the Plan will remain in full force and effect and will in no way be affected, impaired or invalidated.



7.6 Notice. Any notice or filing required or permitted to be given to the Company or the Participant will be sufficient if in writing and hand delivered or sent by U.S. mail to the principal office of the Company or to the residential mailing address of the Participant. Notice will be deemed to be given as of the date of hand delivery or if delivery is by mail, as of the date shown on the postmark.

7.7 Gender. Whenever any words are used in this Plan in the masculine, feminine, or neuter gender they are to be construed as though they were also used in another gender in all cases where they would so apply.



7.8 Governing Law. The Plan will be construed, administered and governed in all respects by the laws of the State of Georgia to the extent they are not preempted by Federal law.



7.9 Effective Date. This Plan will be operative and effective on August 1, 1996.



IN WITNESS WHEREOF, the Company and the Participant have executed this document to evidence the Plan as adopted by the Board of Directors of Law Companies Group, Inc. on May 10, 1996.



                                    LAW COMPANIES GROUP, INC.

                                    By:  /s/ Darryl B. Segraves

                                   ---------------------------------------------

                                        /s/ Bruce C. Coles

                                   ---------------------------------------------
                                            BRUCE COLES

                              CERTIFIED RESOLUTION





RESOLVED, that the Board of Directors of Law Companies Group, Inc. (the "Company") has approved the adoption of the supplemental retirement pay plan for the benefit of Bruce Coles, who is among a select group of highly paid or management employees, embodied in the document entitled "Law Companies Group, Inc. Supplemental Executive Retirement Plan" (the "Plan"), effective as of August 1, 1996; and



RESOLVED FURTHER, that the Board of Directors of the Company has approved the adoption of the grantor trust created to hold assets for paying benefits under the Plan, embodied in the document entitled "Law Companies Group, Inc. Supplemental Executive Retirement Trust" (the "Trust"); and


RESOLVED FURTHER, that the proper Officers of the Company are hereby authorized and instructed to take any and all actions and to execute any instruments deemed necessary and desirable to carry the Plan into effect.



*   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *



         I, Darryl B. Segraves, Secretary, hereby certify that the foregoing is a true and exact copy of the Resolution adopted by the Board of Directors of the Corporation at a meeting held on the ____ day of ___ 19___ , and entered upon the regular Minute Book of said Corporation and is now in full force and effect. I further certify that the Board of Directors of the Corporation at the time of adoption of this Resolution had full powers and lawful authority to adopt this Resolution.







ATTEST:                                        LAW COMPANIES GROUP, INC.

/s/ Ashley M. Hodges                           By: /s/ Darryl B. Segraves

                                               Title

                                   SCHEDULE A



1996                         $ 43,603
1997                         $ 46,655
1998                         $ 49,921
1999                         $ 53,416
2000                         $ 57,155
2001                         $ 61,155
2002                         $ 65,437
2003                         $ 70,017
2004                         $ 74,918
2005                         $ 80,163
2006                         $ 85,774
2007                         $ 91,778
2008                         $ 98,202
2009                         $105,077

                LAW COMPANIES GROUP, INC. SUPPLEMENTAL EXECUTIVE

                                RETIREMENT TRUST

                               AGREEMENT OF TRUST



This Agreement made this ___ day of _______________ by and between Law Companies Group, Inc. (the "Company") and SunTrust Bank, Atlanta (the "Trustee").



                                WITNESSETH THAT:



WHEREAS, the Company has adopted the nonqualified deferred compensation plan referred to as Law Companies, Group, Inc. Supplement Executive Retirement Plan for Bruce Coles (the "Plan").

WHEREAS, the Company has incurred or expects to incur liability under the terms of such Plan with respect to the individual participating in such Plan;

WHEREAS, the Company wishes to establish a trust (the "Trust") and to contribute to the Trust assets that shall be held therein, subject to the claims of the Company's creditors in the event of the Company's Insolvency, as herein defined, until paid to the Plan participant and/or his beneficiaries in such manner and at such times as specified in the Plan;

WHEREAS, it is the intention of the parties that this Trust shall constitute an unfunded arrangement and shall not affect the status of the Plan as an unfunded plan maintained for the purpose of providing deferred compensation for one of a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974;

WHEREAS, it is the intention of the Company to make contributions to the Trust to provide itself with a source of funds to assist it in the meeting of its liabilities under the Plan;

NOW, THEREFORE, the parties do hereby establish the Trust and agree that the Trust shall be comprised, held and disposed of as follows:

2
                                                       I -


                                    SECTION I

                             ESTABLISHMENT OF TRUST



1.01 The Company hereby deposits with the Trustee in trust $ 43,603 which shall become the principal of the Trust to be held, administered and disposed of by the Trustee as provided in this Trust Agreement.



1.02 The Trust shall become irrevocable (subject to Section IV of the Trust, return of excess assets) upon approval by the Board of Directors.



1.03 The Trust is intended to be a grantor trust, of which the Company is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.



1.04 The principal of the Trust, and any earnings thereon shall be held separate and apart from other funds of the Company and shall be used exclusively for the uses and purposes of Plan participants and general creditors as herein set forth. Plan participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plan and this Trust Agreement shall be mere unsecured contractual rights of Plan participants and their beneficiaries against the Company. Any assets held by the Trust will be subject to the claims of the Company's general creditors under federal and state law in the event of Insolvency, as defined in Section 3.01 herein.



1.05 The Company, in its sole discretion, may at any time, or from time to time, make additional deposits of cash or other property in trust with the Trustee to augment the principal to be held administered and disposed of by the Trustee as provided in this Trust Agreement. Neither the Trustee nor any Plan participant or beneficiary shall have any right to compel such additional deposits.

         Upon a Change of Control, as defined in Section 13.04 the Company shall, as soon as possible, but in no event longer than 30 days following the Changes in Control, make an irrevocable contribution to the Trust in an amount that is sufficient to pay the participant or his beneficiary the benefits to which the participant or his beneficiary would be entitled pursuant to the terms of the Plan as of the date on which the Change of Control occurred.

1
                                                     II -


                                   SECTION II

              PAYMENTS TO PLAN PARTICIPANTS AND THEIR BENEFICIARIES



2.01 The Company shall deliver to the Trustee a schedule (the "Payment Schedule") that indicates the amounts payable in respect of each Plan participant (and his or her beneficiaries), that provides a formula or other instructions acceptable to the Trustee for determining the amounts so payable, the form in which such amount is to be paid (as provided for or available under the Plan), and the time of commencement for payment of such amounts. Except as otherwise provided herein, the Trustee shall make payments to the Plan participant and beneficiaries in accordance with such Payment Schedule. The Trustee shall make provision for the reporting and withholding of any federal, state or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Plan and shall pay amounts withheld to the appropriate taxing authorities or determine that such amounts have been reported, withheld and paid by the Company.

2.02 The entitlement of a Plan participant or his or her beneficiaries to benefits under the Plan shall be determined by the Company or such party as it shall designate under the Plan, and any claim for such benefits shall be considered and reviewed under the procedures set out in the Plan.

2.03 The Company may make payment of benefits directly to Plan participants or their beneficiaries as they become due under the terms of the Plan. The Company shall notify the Trustee of its decision to make payment of benefits directly prior to the time amounts are payable to participants or their beneficiaries. In addition, if the principal of the Trust, and any earnings thereon, are not sufficient to make payments of benefits in accordance with the terms of the Plan, the Company shall make the balance of each such payment as it falls due. The Trustee shall notify the Company where principal and earnings are not sufficient.

2
                                                     III -


                                   SECTION III

                    TRUSTEE RESPONSIBILITY REGARDING PAYMENT

                 TO TRUST BENEFICIARY WHEN COMPANY IS INSOLVENT



3.01 The Trustee shall cease payment of benefits to Plan participants and their beneficiaries if the Company is Insolvent. The Company shall be considered "Insolvent" for purposes of this Trust Agreement if (i) the Company is unable to pay its debts as they become due, or (ii) the Company is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

3.02     At all times  during the  continuance  of this  Trust,  as  provided in
         Section 1.04 hereof, the principal and income of the Trust shall be subject to claims of general creditors of the Company under federal and state law as set forth below:

(a) The Board of Directors and the Chief Executive Officer of the Company shall have the duty of inform Trustee in writing of the Company's Insolvency. If a person claiming to be a creditor of the Company alleges in writing to the Trustee that the Company has become Insolvent, the Trustee shall determine whether the Company is Insolvent and, pending such determination, the Trustee shall discontinue payment of benefits to Plan participants or their beneficiaries.

(b) Unless the Trustee has actual knowledge of the Company's Insolvency, or has received notice from the Company or a person claiming to be a creditor alleging that the Company is Insolvent, the Trustee shall have the duty to inquire whether the Company is Insolvent. The Trustee may in all events rely on such evidence concerning the Company's solvency as may be furnished to the Trustee by the Company that provides the Trustee with a reasonable basis for making a determination concerning the Company's solvency.

(c) If at any time the Trustee has determined that the Company is Insolvent, the Trustee shall discontinue payments to Plan participants or their beneficiaries and shall hold the assets of the Trust for the benefit of the Company's general creditors. Nothing in this Trust Agreement shall in any way diminish any rights of Plan participants of their beneficiaries to pursue their rights as general creditors of the Company with respect to benefits due under the Plan or otherwise.

(d) The Trustee shall resume the payment of benefits to Plan participants or their beneficiaries in accordance with Section 2 of this Trust Agreement only after the Trustee has determined that the Company is not Insolvent (or is no longer Insolvent).



3.03 Provided that there are sufficient assets, if the Trustee discontinues the payment of benefits from the Trust pursuant to Section 3.02 hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to Plan participants or their beneficiaries under the terms of the Plan for the period of such discontinuance, less the aggregate amount of any payments made to Plan participants or their beneficiaries by the Company in lieu of the payments provided for hereunder during any such period of discontinuance.

1
                                                     IV -


                                   SECTION IV

                               PAYMENTS TO COMPANY



Except as provided in Section 3 hereof, after the Trust has become irrevocable, the Company shall have no right or power to direct the Trustee to return to the Company or to divert to others any of the Trust assets before all payment of benefits have been made to Plan participants and their beneficiaries pursuant to the terms of the Plan. Notwithstanding the proceeding, the Trustee may return to the Company any excess assets that remain in the Trust if the value of the assets exceeds the present value of benefits payable.

3
                                                       V -


                                    SECTION V

                              INVESTMENT AUTHORITY



5.01 General Trustee Powers and Investment Authority: In addition to all other powers and authorizations arising under this Trust or otherwise, the Trustee shall do and have done with respect to the Trust property all things which in its sole discretion are necessary or desirable to promote and conserve the Trust assets for the benefit of the Company as if the Trustee were the sole owner of the property, subject, however, to any limitations expressly provided in this Trust. These powers and authorizations include,

(a) To purchase, sell,or invest Trust assets as Trustee deems advisable in its sole discretion, without regard to limitations imposed by statue, rule of law, legal decisions, or principles of investment diversification, the only standard begin that the Trustee act in good faith. Permissible investments of Trust assets include, without limitation, (i) Trust assets in the form delivered to Trustee by the Company;(ii) options, rights or warrants relating to such investments; (iv) securities or property issued, owned, maintained or managed by Trustee, its parent, or any of their affiliates, whether in a fiduciary or trust capacity or otherwise, and (v) investments which produce a low yield or no yield, such investments being made in anticipation of future increase in value.

(b) The Trustee is authorized to invest Trust assets in any open-end or closed-end management type investment company or investment trust registered under the investment Company Act of 1940, as from time to time amended, notwithstanding the fact that Trustee or any of its affiliates is providing services to such investment company or investment trust and is receiving reasonable compensation for such services, in addition to Trustee's compensation.
(c) To appoint, employ, remove and compensate such attorneys, tax advisors, accountants, appraisers, or other agents, as the Trustee deems necessary or desirable for the administration of the Trust.
(d) To determine whether any money, property or receipts coming into its hands shall be treated as a part of the principal or part of the income of the Trust, and to apportion between principal and income any loss or expenditure in connection with the Trust, including Trustee's compensation and expenses.

5.02 Funding Policy: The Company shall establish and carry out a funding policy consistent with the purpose of the Plan and the requirements of applicable law, as may be appropriate from time to time. The discretion of the Trustee in investing and reinvesting the principal and income of the Trust Fund shall be subject to such funding policy, and any changes thereof from time to time, as the Company may, pursuant to the Plan, adopt from time to time and communicate to the Trustee in writing. As part of such funding policy, the Company shall from time to time direct the Trustee to exercise the Trustee's investment discretion so as to provide sufficient cash assets in an amount determined by the Company, under the funding policy then in effect, to be necessary to meet the liquidity requirements for the administration of the Plan. It shall be the duty of the Trustee to act strictly in accordance with such funding policy, and any changes therein as so communicated to the Trustee from time to time in wriang.

5.03 Participant Directions: The Company may permit the Participant to choose from among a specified group of investments in which the amounts in his Account shall be invested. If the Participant is given the authority to direct such investments, the Company shall give written notice to the Trustee.

5.04     Appointment of Investment Manager :

     (a)The Company may from time to time appoint (and remove)an investment fund manager (the "Investment Manger") who shall have authority to direct investments to be made by the Trustee with respect to all or any part of the assets of the Trust Fund and who shall have and exercise, with respect to all assets subject to its investment direction, all of the investment powers and duties reserved to the Trustee under this
          Section V during the period of such appointment. Any Investment Manager appointed under this Section shall acknowledge, in writing, its acceptance of such appointment, and that it is a Fiduciary with respect to the assets of the Trust Fund subject to its investment direction, and that it is registered under the Investment Advisor Act of 1940. If the Investment Manager is removed, the Company shall give prompt written notice of such removal to the Trustee, and if a successor Investment Manager is, not appointed, the Trustee shall thereupon assume all of the investment powers.

     (b) Upon receipt of written notice that the Company or the Participant shall direct investments or the Company has appointed an Investment Manager, the Trustee shall perform such custodial and disbursing functions and ministerial acts relating to investments directed by the Company, the Participant or the Investment Manager as may be required to carry out the administration of the Trust Fund but shall be subject to all proper directions of the Company, Participant or the Investment Manager, except that the Trustee may, but shall not be required to, invest and reinvest income and principal cash in U.S. Treasury bills, commercial paper, or other short term investments pending receipt of directions as to the investment or disposition of such cash. The charges and expenses of any Investment Manager shall be charged against the Trust Fund to the extent that they are not paid by the Company. The Trustee shall have no duty to review or recommend the sale, retention or other disposition of any asset purchased or retained at the direction of the Investment Manger, nor shall the Trustee have any personal liability or responsibility for any loss to or depreciation of the Trust Fund occasioned by reason of the purchase, sale or retention of any asset in accordance with the direction of the Investment Manager, or by reason of not having sold such assets so purchased or retained in the absence of any direction from the Participant or the Investment Manager to make such sale. All directions given to the Trustee by the Participant or the Investment Manger, including brokers' confirmations, shall be given in writing or by such other means as may be mutually agreed upon. All terms and conditions of any agreement between the Company and an Investment Manager appointed in accordance with the provisions of this Section shall become a part of the terms and conditions of this Agreement, but shall not be binding on the Trustee or change the powers or duties of the Trustee without its consent.

                                   SECTION VI

                              DISPOSITION OF-INCOME



During the term of this Trust, all of the income received by the Trust, net of expenses and taxes, shall be accumulated and reinvested.

1
                                                    VII -


                                   SECTION VII

                              ACCOUNTING BY TRUSTEE



The Trustee shall keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be made, including such specific records as shall be agreed upon in writing between the Company and the Trustee. Within 90 days following the close of each calendar year and within 90 days after the removal or resignation of the Trustee, the Trustee shall deliver to the Company a written account of its administration of the Trust during such year or during the period from the close of the last preceding year to the date of such removal or resignation, setting for all the investments, receipts, disbursements and other transactions effected by it, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchases or sales (accrued interest paid or receivable being shown separately), and showing all cash, securities and other property held in the Trust at the end of such year or as of the date of such removal or resignation, as the case may be.

2
                                                   VIII -


                                  SECTION VIII

                            RESPONSIBILITY OF TRUSTEE



8.01 The Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, provided, however, that the Trustee shall incur no liability to any person for any action taken pursuant to a direction, request or approval given by the Company which is contemplated by, and in conformity with, the terms, of the Plan or this Trust and is given in writing by the Company. In the event of a dispute between the Company and a party, the Trustee may apply to a court of competent jurisdiction to resolve the dispute.

8.02 If the Trustee undertakes or defends any litigation arising in connection with this Trust the Company agrees to indemnify the Trustee against the Trustee's costs, expenses and liabilities (including, without limitation, attorney's fees and expenses) relating thereto and to be primarily liable for such payments. If the Company does not pay such costs, expenses and liabilities in reasonably timely manner, the Trustee may obtain payment from the Trust.

8.03 The Trustee may consult with legal counsel (who may also be counselor for the Company generally) with respect to any of its duties or obligations hereunder.

8.04 The Trustees may hire agents, accountants, actuaries, investment advisors, financial consultants o other professionals to assist it in performing any of its duties or obligations hereunder.

8.05 The Trustee shall have, without exclusion, all powers conferred on it by applicable law, unless expressly provided otherwise herein, provided, however, that if an insurance policy is held as an asset of the Trust, the Trustee shall have no power to name a beneficiary of the policy other than the Trust, to assign the policy (as distinct from conversion of the policy to a different form) other than to a successor Trustee, or to loan to any person the proceeds of any borrowing against such policy.

8.06 Notwithstanding any powers granted to the Trustee pursuant to this Trust Agreement or to applicable law, the Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.

1
                                                   IX -


                                   SECTION IX

                      COMPENSATION AND EXPENSES OF TRUSTEE



The Company shall pay all reasonably incurred administrative fees and Trustee's fees and expenses. If not so paid, such reasonably incurred fees and expenses shall be paid from the Trust.

1
                                                      X -
                                    SECTION X

                       RESIGNATION AND REMOVAL OF TRUSTEE



10.01 The Trustee may resign at any time by written notice to the Company, which shall be effective 60 days after receipt of such notice unless the Company and the Trustee agree otherwise.

10.02 The Trustee may be removed by the Company on 30 days notice or upon shorter notice accepted by the Trustee.

10.03 Upon a Change of Control, as defined herein, the Trustee may not be removed by the Company until the Participant retires. If the Trustee resigns before that time, the Company shall apply to a court of competent jurisdiction of the appointment of a successor or the instruction.

10.04 Upon resignation or removal of the Trustee and appointment of a successor Trustee, all assets shall subsequently be transferred to the successor Trustee. The Transfer shall be completed within 90 days after receipt of notice or resignation, removal under paragraphs (a) or (b) of this section. If no such appointment has been made, the Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All expenses of the Trustee in connection with the proceeding shall be allowed as administrative expenses of the Trust.

10.05 If the Trustee resigns or is removed, a successor shall be appointed, in accordance with Section 11 hereof, by the effective date of resignation or removal under Section 10.01 or 10.02 of this section. If no such appointment has been made, the Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instruction. All expenses of the Trustee in connection with the proceeding shall be allowed as an administrative expense of the Trust.

10.01

1
                                                      XI -
                                   SECTION XI

                                SUCCESSOR TRUSTEE



11.01 If the Trustee resigns (or is removed) in accordance with Section 10.01 or 10.02 hereof, the Company may appoint any third party, such as a bank trust department or other party that may be granted corporate trustee powers under state law, as a successor to replace the Trustee upon resignation or removal. The appointment shall be effective when accepted in writing by the new Trustee, who shall have all of the rights and powers of the former Trustee including ownership rights in the Trust assets. The former Trustee shall execute any instrument necessary or reasonably requested by the Company or the successor Trustee to evidence the transfer.

11.02    If the  Trustee  resigns or is removed  pursuant  to the  provision  of
         Section 10.05 hereof and selects a successor Trustee, the Trustee may appoint a third party such as a bank trust department to other party that may be granted corporate trustee powers under state law. The appointment of a successor Trustee shall be effective when accepted in writing by the new Trustee. The new Trustee shall have all the rights and powers of the former Trustee, including ownership rights in the successor Trustee to evidence the transfer.

11.01

                                   SECTION XII

                            AMENDMENT OR TERMINATION



12.01 This Trust Agreement may be amended by a written instrument executed by the Trustee and the Company. Notwithstanding the foregoing, no such amendment shall conflict with the terms of the Plan or shall make the Trust revocable after it has become irrevocable in accordance with
         Section 1.02 thereof.

12.02 The Trust shall not terminate until the date on which Plan participants and their beneficiaries are no longer entitled to benefits pursuant to the term of the Plan. Upon termination of the trust any assets remaining in the Trust shall be returned to the Company.

12.03 Upon written approval of the Participant or beneficiaries entitled to payment of benefits pursuant to the terms of the Plan, the Company may terminate this Trust prior to the time all benefit payments under the Plan have been made. All assets in the Trust at termination shall be returned to the Company. Provided, however, following a Change of Control, as defined herein, Article II of the Plan may not be amended by the Company until the Participant attains age 65.

1
                                                   XIII -
                                  SECTION XIII

                                  MISCELLANEOUS



13.01 Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

13.02 Benefits payable to Plan Participant and his beneficiary under this Trust Agreement may not be anticipated, assigned (either at law of in equity), alienated, pledged, encumbered, or subjected to attachment, garnishment, levy, execution or other legal or equitable process.

13.03 This Trust Agreement shall be governed by and construed in accordance with the laws of the State of Georgia.

13.04 For purposes of this Trust, Change of Control shall mean the purchase or other acquisition by any person, entity or group of persons, within the meaning of section 13(d) or 14(d) of the Securities Exchange Act of 1934 ("Act"), or any comparable successor provisions, of beneficial ownership of 30 percent or more of either the outstanding voting securities entitled to vote generally, or the approval by the stockholders of the Company if a reorganization, merger, or consolidation, in to which persons who were stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter own more than 50 percent reorganized, merged or consolidated Company's then outstanding securities or a dissolution of the Company or of the sale of all or substantially all of the Company's assets.

                                   SECTION XIV

                                 EFFECTIVE DATE



The effective date of this Trust Agreement shall be _______________1996.



* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *



         IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be signed and corporate seal affixed and attested by their respective officers, this _____ day of _______________, 19___.





                                                LAW COMPANIES GROUP, INC.







WITNESS:_____________________________           By:___________________________
                                                   COMPANY





                                                 SUNTRUST BANK, ATLANTA





WITNESS:_____________________________           By:___________________________